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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 19, 2001


                             SUMMIT SECURITIES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

            Idaho                      1-16177                  82-0438135
----------------------------         ------------         ----------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)

                  601 W. 1st Avenue, Spokane, Washington 99201
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (509) 838-3111

                                      None
          ------------------------------------------------------------
          (Former name or former address, if change since last report)



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ITEM 9. REGULATION FD DISCLOSURE.

         The fourth quarter results set forth below are given as of the date of this report only, and are based on current available information and expectations.

         For the fiscal quarter ending September 30, 2001, the Registrant expects losses before taxes and minority interests to be $1,500,346.00 and net loss to be $492,584.00. These amounts are unaudited.

         This document includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not guarantees of performance. Although the Registrant believes its expectations about losses reflected in the forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. The Registrant undertakes no obligations to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUMMIT SECURITIES, INC.

Date: December 19, 2001                By: /s/ Tom Turner
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                                          Tom Turner,
                                          President